UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: May 4, 2004

(Date of earliest event reported)

GSI COMMERCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-16611	04-2958132
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1075 First Avenue, King of Prussia, PA 19406

(Address of principal executive offices and zip code)

(610) 265-3229

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure

The Registrant will be presenting at the JPMorgan Technology & Telecom Conference on May 6, 2004. The Registrant will also be making the same presentation to investors. A copy of the Registrant’s presentation materials, appearing as Exhibit 99.1, is furnished and not filed pursuant to Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GSI COMMERCE, INC.

By:	/s/ Michael G. Rubin
Michael G. Rubin Chairman, President and Chief Executive Officer

Dated: May 4, 2004

Exhibit Index

Exhibit No.	Description
99.1	Presentation Materials